
freshpet
pets. people. planet.
Q1 2021 Earnings Call
May 3, 2021

Forward Looking Statements & Non-GAAP Measures

Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking" statements, which include any statements related to the novel coronavirus ("COVID-19"), the Freshpet Kitchens Expansion, and the Company's general operating and economic environment. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Measures

Freshpet uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA as a % of net sales, Adjusted Gross Profit, Adjusted Gross Profit as a % of net sales (Adjusted Gross Margin), Adjusted SG&A and Adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and Adjusted EBITDA as EBITDA plus net income (loss) on equity method investment, plant start-up expense, non-cash share-based compensation, launch expense, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, and other expenses, including loss on disposal of equipment and COVID-19 expenses.

Forward Looking Statements & Non-GAAP Measures (cont.)

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up expense, COVID-19 expenses and non-cash share-based compensation, and Adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, launch expense, gain (loss) on disposal of equipment, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system and COVID-19 expenses.

Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company's operations and, when considered with both the Company's GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company's business than could be obtained absent this disclosure. Adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company's calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Certain of these measures present the Company's guidance for fiscal year 2021. The Company does not provide guidance for the most directly comparable GAAP measure and similarly cannot provide a reconciliation to such measure without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company's control and may vary greatly between periods and could significantly impact future financial results.

freshpet

Nourishing Pets, People and Planet

Freshpet strengthens the bond between **people** and our **pets** so that we both live longer, healthier and happier lives -- while being kind to the **planet**



freshpet®

Q1 2021 Results

Q1 2021: Strong growth on both Net Sales & Adj. EBITDA



Freshpet Net Sales & Adj. EBITDA Performance
Net Sales
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
Adj. EBITDA
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$70.1
+28%
$5.7
+106%
$93.4
+33%
$7.8
+35%
Q1 2020
($3.6)
Q1 2021
($10.9)
Net Sales ($ millions)
Adj. EBITDA ($ millions)
Net Income (Loss) ($ millions)

Re-filled ~$3 million of trade inventory in Q1 despite losing $3.5 million of production to snowstorms



Q1 2021 Net Sales Bridge to YA
24%
-1%
1%
5%
4%
33%
Consumption Growth
One Less Day
Spoils Reduction
Short Shipments in the YA
Trade Inventory Re-fill
Total

Strong growth despite out-of-stocks; continued strength in pet specialty


Latest 13 Week Nielsen Consumption Growth
23%
19%
22%
43%
Mega-Channel
XAOC
Food
Pet Superstore

Source: Nielsen consumption data thru 3/27/21

Strong growth on a 2-year stacked basis



Nielsen Mega-Channel Consumption Growth
(2 Year Stacked)
63%
62%
54%
66%
59%
58%
53%
45%
43%
50%
58%
63%
55%
59%
53%
59%
62%
35%
34%
28%
34%
31%
28%
26%
20%
15%
17%
1%
46%
50%
45%
54%
46%
27%
28%
26%
32%
28%
30%
28%
25%
28%
33%
57%
66%
-3%
10%
9%
8%
4%
16%
1/2/21
1/9/21
1/16/21
1/23/21
1/30/21
2/6/21
2/13/21
2/20/21
2/27/21
3/6/21
3/13/21
3/20/21
3/27/21
4/3/21
4/10/21
4/17/21
4/24/21
2020
2021

Source: Nielsen Mega-Channel Data thru 4/24/21

Building meaningful share of the category


Freshpet $ Share of Wet & Dry Dog
10.6
5.6
4.7
2.4
10.1
5.4
4.6
2.6
10.2
5.5
4.7
2.6
10.0
5.5
4.7
2.5
4wk
13wk
26wk
52wk
Freshpet Share of Wet + Dry Dog
Total US Food
Total US xAOC
Mega-Channel
Pet Superstore

Source: Nielsen Mega-Channel Data thru 3/27/21

Retailers paying attention: Freshpet is big and growing very fast

Largest Dollar Growth in Wet & Dry Dog Food


Wet & Dry Dog Food Consumption Growth
(Nielsen Mega-Channel: Latest 52 Weeks)
Millions
$100
$50
$0
-$50
-$100
Freshpet Total RFG
Cesar Wet + Dry Dog
Purina ONE Wet + Dry Dog
Purina Pro Plan Wet + Dry Dog
Hills Wet + Dry Dog
Royal Canin Wet + Dry Dog
Pedigree Wet + Dry Dog
Orijen Wet + Dry Dog
Just Food For Dogs Wet+Dry Dog Food
Natures Variety Wet + Dry Dog
Blue Buffalo Wet + Dry Dog
Crave Wet + Dry Dog
Castor and Pollux Wet + Dry Dog
Taste of the Wild Wet + Dry Dog
Merrick Wet + Dry Dog
Wellness Wet + Dry Dog
Purina Dog Chow Wet + Dry Dog
Kibble n Bits Wet + Dry Dog
Natures Recipe Wet + Dry Dog
Natural Balance Wet + Dry Dog
Iams Wet + Dry Dog
Nutro Wet + Dry Dog
Rachael Ray Wet + Dry Dog
Beneful Dry+Wet Dog

Nielsen Mega-Channel ending 3/27/21

Larger Dollar Sales Than All Dry Dog Food Brands in US Food (Grocery)


Freshpet & Dry Dog Food Consumption
(US Food: Latest 52 Weeks)
Millions
$275
$225
$175
$125
$75
$25
-$25
Freshpet Total RFG
Purina ONE Dry Dog Food
Blue Buffalo Dry Dog Food
Cesar Wet Dog Food
Rachael Ray Dry Dog Food
Purina Beneful Dry Dog
Pedigree Dry Dog Food
Pedigree Wet Dog Food
Private Label Dry Dog
IAMS Dry Dog Food
Purina Dog Chow Dry Dog Food
Blue Buffalo Wet Dog Food
Beneful Wet Dog
Kibble & Bits Dry Dog Food
Private Label Wet Dog Food
Purina ONE Wet Dog Food
Purina Alpo Dry Dog
Natures Recipe Dry Dog
Rachael Ray Wet Dog Food
Purina Moist & Meaty Dry Dog Food
Nutro Dry Dog Food
Alpo Wet Dog Food
Purina Puppy Chow
Nature's Recipe Wet Dog
Purina Beyond Wet Dog Food
Cesar Dry Dog

Nielsen US Food ending 3/27/21

Strong HH penetration growth despite out-of-stocks


Freshpet Penetration Growth
Total HH's
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
2,260,377
+16%
1,556,630
+26%
2,512,336
+11%
1,868,146
+20%
3,234,399
+29%
2,508,256
+34%
4,052,143
+25%
3,243,470
+29%
2018
2019
2020
2021
Total Penetration
Core Dog Penetration
Total Penetration Trendline
Core Dog Penetration Trendline

Source: Nielsen HH Panel for the period ending late March 2017-2021

Exceeded 4 MM HH's for first time
On our way to 11 MM HH goal


Progress Towards 2025 Household Penetration Goal
6.95
4.05
Current HH Penetration
2025 Target HH Penetration

Source: Nielsen HH Panel for the period ending 3/20/21

Buying rate continues to grow despite out-of-stocks



Freshpet Buying Rate
$140.00
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$99.63
+6%
$123.44
+0%
$115.92
+16%
$138.57
+12%
$115.53
+0%
$135.48
-2%
$119.36
+3%
$136.99
+1%
2018
2019
2020
2021
Total Buying Rate
Core Dog Buying Rate

Source: Nielsen HH Panel for the period ending late March 2018, 2019, 2020, 2021 and company internal data

Distribution growth plateaued during COVID crisis and delayed due to out-of-stocks



Freshpet % ACV
COVID Crisis
58.0
56.0
54.0
52.0
50.0
48.0
46.0
44.0
42.0
43.1
43.5
43.9
44.2
44.5
44.6
44.8
45.0
45.2
45.4
45.6
45.6
45.6
45.9
46.2
47.2
47.8
48.1
48.4
48.8
49.2
49.6
49.7
50.0
50.9
52.3
52.7
53.3
54.4
54.4
54.5
54.7
54.9
55.0
55.1
55.3
55.5
55.4
55.5
55.7
55.7
55.8
4 W/E 01/27/18
4 W/E 02/24/18
4 W/E 03/24/18
4 W/E 04/21/18
4 W/E 05/19/18
4 W/E 06/16/18
4 W/E 07/14/18
4 W/E 08/18/18
4 W/E 09/08/18
4 W/E 10/06/18
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
4 W/E 10/31/20
4 W/E 11/28/20
4 W/E 12/26/20
4 W/E 1/23/21
4 W/E 02/27/21
4 W/E 03/27/21

Source: Nielsen Mega-Channel Data thru 3/27/21

As expected, modest Q1 store growth due to out-of-stocks and COVID



Freshpet Store Count
13,387
15,015
16,609
18,004
19,499
21,570
22,716
22,890
2014
2015
2016
2017
2018
2019
2020
Q1 2021

Meaningful gains in retail visibility and availability despite short shipments


Store Count
21,867
22,890
Q1 2020
Q1 2021


Net New Stores
297
174
297
174
Qtr. Increase
YTD Increase
Q1 2020
Q1 2021




Fridge Upgrades
1,623
2,679
32
293
Total Operating
YTD New
Q1 2020
Q1 2021




Second Fridges
822
2,588
15
121
Total Operating
YTD New
Q1 2020
Q1 2021



Leading customers are leaning into second fridges

Customers With At Least 40 Stores With 2 or More Fridges

PETSMART

petco

Walmart

TARGET

H-E-B

Kroger

Albertsons

meijer


freshpet
freshpet

New fridge placements skew heavily to multi-fridge stores


Freshpet Fridge Fleet
Distribution by Size
(US & Canada Stores)
9%
19%
58%
13%
Small
Medium
Large
2+ Chillers


New Fridge Installations by Size
(US & Canada)
47%
30%
23%
5%
51%
31%
12%
2%
21%
58%
14%
5%
5%
48%
35%
10%
1%
5%
61%
21%
12%
1%
2017
2018
2019
2020
2021
Small
Medium
Large
2 Chillers
3 Chillers

Continued strong velocity gains



Freshpet Velocity
$ / $MM ACV
COVID Crisis
800
750
700
650
600
550
500
450
400
508
516
514
508
507
514
535
549
557
560
568
575
572
573
584
587
582
561
576
596
702
528
576
630
701
738
748
743
747
757
745
739
732
754
4 W/E 09/08/18
4 W/E 10/06/18
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
4 W/E 10/31/20
4 W/E 11/28/20
4 W/E 12/26/20
4 W/E 1/23/21
4 W/E 2/20/21
4 W/E 3/27/21

Source: Nielsen Mega-Channel Data thru 3/27/21

$ / $ MM ACV = Nielsen Measured Mega-Channel sales / retail availability as measured in $MM of All Commodity Volume (ACV)

Q1 2021 Freshpet E-Com grew +156% vs. YA

instacart
SHIPT


9%
Online
Fresh Delivery
29%
Last Mile
Delivery
$6.2MM
62%
Click & Collect

amazonfresh
Peapod

ClickList
Walmart
petco
PETSMART

6.3%
1Q 21 mix of e-commerce sales

91% of Sales
Contribute to Brick & Mortar

Canadian business accelerating behind advertising investment



Leading Canadian Retailer Weekly Sales
Retail Sales
$90,000.00
$80,000.00
$70,000.00
$60,000.00
$50,000.00
$40,000.00
$30,000.00
$20,000.00
$10,000.00
$-
201801 201804 201807 201810 201813 201816 201819 201822 201825 201828 201831 201834 201837 201840 201843 201846 201849 201852 201903 201906 201909 201912 201915 201918 201921 201924 201927 201930 201933 201936 201939 201942 201945 201948 201951 202001 202004 202007 202010 202013 202016 202019 202022 202025 202028 202031 202034 202037 202040 202043 202046 202049 202052 202103 202106 202109 202112
Last 4 weeks: +61% vs. YA

Freshpet's advertising-driven model works in the UK


Leading UK Retail Customer Sales by Week
Retail Sales
£80,000
£70,000
£60,000
£50,000
£40,000
£30,000
£20,000
£10,000
£0
Last 4 weeks +54% vs. YA
Regular
TV Spots
Panic Buying


Leading UK Retail Customer Sales by Week
Retail Sales
Latest 4 weeks +59% vs. YA
Regular
TV Spots
Panic Buying

Adj. Gross Margin negatively impacted by lost production due to storms and higher beef costs


Q1 2021 Adj. Gross Margin Progress
49.5%
46.7%
Q1 2020
Q1 2021

45.4% 38.9%

Gross Margin (GAAP)


Adjusted Gross Margin Progression
49.5%
49.1%
49.3%
45.8%
46.7%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021

Higher freight costs offset by lower media expense



Adj. SG&A Leverage
Q1 2020
41.3%
Media:
16.7%
24.6%
38.4%
Media:
12.2%
26.2%
Q1 2020
Q1 2021
Adj. SG&A % Excluding Media
Total Adj. SG&A %
49.5%
49.3%
SG&A (GAAP)

As we rebuild inventory, fill rates go up and freight costs go down



Net Inventory vs. Fill Rate
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Fill Rate
R² = 0.748
150
170
190
210
230
250
270
290
310
Cases in Inventory (Thousands)
Actual
Trend Line



Freight Cost/Pound vs Fill Rate
Cost/lb.
R² = 0.897
50%
55%
60%
65%
70%
75%
80%
85%
90%
Fill Rate

Guidance

2021 Guidance Re-Affirmed

$ in Millions	2020	2021	% Change
Net Sales	$318.8	>$430	+35%
Adjusted EBITDA	$46.9	>$61	+30%

- **ERP Conversion**: Tentatively targeted for 10/1/21
- **COVID Addback**: Anticipating $2.0 million in COVID-related costs in 2021 until broadscale vaccination has occurred – currently projected to occur within Q3

On track for the cadence outlined in our guidance

Q1 Expectations

- ✓Moderating consumption growth due to out-of-stocks
- ✓Net sales in excess of consumption as we re-fill trade inventory – slight acceleration in growth rate from Q4
- ✓Adj. gross margin in line with Q4 due to higher staffing levels to drive higher throughput, beef costs, lost production due to storms and mix shift to bags
- ✓U. S. advertising investment delayed to allow for improved in-stocks– in line with previous year
- ✓Low new store additions until trade inventory is replenished in April

Q2 Expectations

- Accelerating consumption growth behind improved retail conditions and strong advertising investment
- Shipment growth modestly in excess of consumption growth due to trade inventory re-fill
- Sequentially improving adjusted gross margin due to increased throughput and increased roll capacity improving mix
- Strong advertising investment
- Resumption of fridge placements as inventories are replenished

Q3 & Q4 Expectations

- Very strong consumption growth behind advertising investment and strong supply
- Shipment growth in excess of consumption growth due to short shipments in the YA
- Sequentially improving adjusted gross margin due to increased throughput
- Continued heavy advertising investment
- Meaningful store count growth

COVID Impact & Addback

Q1 Results

- Includes $950K of COVID-related addbacks for supplemental wages to production team, incremental sanitation and health screening, and above normal absenteeism

Q2 Expectations

- Team members became eligible for vaccines on March 31, 2021
- Offered team members an incentive to provide documentation that they have successfully been vaccinated
  - 2 days of paid time off if vaccinated by June 1; 1 day of paid time off if vaccinated between June 1 and August 1
  - $25 gift card
  - Entered in drawing to win $1500
- Continuing all safety protocols, supplemental wages, testing/quarantine costs

Q3 Expectations

- Anticipated completion of COVID addback
- Final quarter of supplemental pay and compensation for testing/quarantine
- Likely to maintain screening and sanitation as an ongoing cost that we can absorb

Consumption trends are moving upward again behind improved retail conditions and return of advertising



Nielsen Mega-Channel Consumption
Winter Storm Uri
Capacity constrained and out-of-stocks
11,000,000
10,500,000
10,000,000
9,500,000
9,000,000
8,500,000
8,000,000
7,500,000
7,000,000
6,500,000
6,000,000
1/4/2020
2/4/2020
3/4/2020
4/4/2020
5/4/2020
6/4/2020
7/4/2020
8/4/2020
9/4/2020
10/4/2020
11/4/2020
12/4/2020
1/4/2021
2/4/2021
3/4/2021
4/4/2021

Nielsen Mega-Channel consumption vs. YA:

- Latest 4 weeks: +49%
- Q1: +24%
- Q2 to date: +49%
- YTD: +28%

Source: Nielsen Mega-Channel Data thru 4/24/21

Estimated April net sales continue the strong performance


Freshpet Monthly Net Sales vs. YA
Winter Storms Orlena and Uri constrained production and shipments
137%
122%
140%
142%
January
February
March
April (est)

Still have ~$12 million in trade inventory to restore in Q2



Consumption, Trade Inventory & Net Sales Progression
(Reported growth rates and key drivers by quarter)
27%
-2%
2%
27%
Q4 2019
33%
-6%
0%
28%
Q1 2020
21%
11%
1%
33%
Q2 2020
40%
-9%
-2%
29%
Q3 2020
38%
-9%
0%
29%
Q4 2020
24%
4%
7%
33%
Q1 2021
Consumption Growth
Trade Inventory
Other
Net Sales Growth

"Other" includes reductions in the spoils rate, trade inventory re-fill in the base year, and impact of the leap year

freshpet®

Progress Towards Improved Retail Conditions

YTD: Strong, steady improvement in production



Rolling 7 Day Production Average
Total Pounds
600,000
550,000
500,000
450,000
400,000
350,000
300,000
250,000
200,000
October actual = 361k/day
November actual = 364k/production day*
December actual = 324k/production day*
January actual = 431k/production day*
February actual = 397k/day
March actual = 499k/day
April actual = 537k/production day*
Easter
Winter Storm Uri (Kitchens South)
Thanksgiving
Winter Storm Gail
Christmas & New Years
Winter Storm Orlena
10/1/2020
10/8/2020
10/15/2020
10/22/2020
10/29/2020
11/5/2020
11/12/2020
11/19/2020
11/26/2020
12/3/2020
12/10/2020
12/17/2020
12/24/2020
12/31/2020
1/7/2021
1/14/2021
1/21/2021
1/28/2021
2/4/2021
2/11/2021
2/18/2021
2/25/2021
3/4/2021
3/11/2021
3/18/2021
3/25/2021
4/1/2021
4/8/2021
4/15/2021
4/22/2021
4/29/2021

*Due to a holiday in the month, reported production performance is per production day, not calendar day, in months containing a scheduled holiday

Production is running well ahead of YA



2021 vs. 2020 Production Performance Comparison
Rolling 7-Day Average Pounds Produced
April production = 519k lbs/calendar day
+47%
Thousands
600
500
400
300
200
100
0
Winter storms
Easter Holiday
Avg. production 4/1/20 – 12/31/20 = 354k lbs/calendar day
1/1/2020
2/1/2020
3/1/2020
4/1/2020
5/1/2020
6/1/2020
7/1/2020
8/1/2020
9/1/2020
10/1/2020
11/1/2020
12/1/2020
Rolling 7 Day Average - 2020
Rolling 7 Day Average - 2021

Source: Internal company data

Production is well in excess of consumption


Production vs. Consumption
Winter Storm Orlena
Easter holiday
Winter Storm Uri (Kitchens South)
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
1/25/2020
2/25/2020
3/25/2020
4/25/2020
5/25/2020
6/25/2020
7/25/2020
8/25/2020
9/25/2020
10/25/2020
11/25/2020
12/25/2020
1/25/2021
2/25/2021
3/25/2021
4/25/2021
Total Weekly Retail $ Value (incl. treats) Produced
Nielsen Mega-Channel Consumption

Source: Nielsen Mega-Channel Data thru 4/24/21 and internal company data

Out-of-stocks are improving

Freshpet Consumer Comments: Out-of-stock & Can't find


1200
1000
800
600
400
200
0
04/26/2020
05/03/2020
05/10/2020
05/17/2020
05/24/2020
05/31/2020
06/07/2020
06/14/2020
06/21/2020
06/28/2020
07/05/2020
07/12/2020
07/19/2020
07/26/2020
08/02/2020
08/09/2020
08/16/2020
08/23/2020
08/30/2020
09/06/2020
09/13/2020
09/20/2020
09/27/2020
10/04/2020
10/11/2020
10/18/2020
10/25/2020
11/01/2020
11/08/2020
11/15/2020
11/22/2020
11/29/2020
12/06/2020
12/13/2020
12/20/2020
12/27/2020
01/03/2021
01/10/2021
01/17/2021
01/24/2021
01/31/2021
02/07/2021
02/14/2021
02/21/2021
02/28/2021
03/07/2021
03/14/2021
3/21/2021
3/28/2021
4/4/2021
4/11/2021
4/18/2021
Out of Stock/Can't Find

Source: Internal company data

TDP's beginning to move up again; reflect better in-stocks



Freshpet Total Distribution Points (TDP)
Nielsen Mega-Channel
COVID Crisis
850.0
800.0
750.0
700.0
650.0
600.0
550.0
582
584
601
616
619
626
632
633
633
639
644
645
641
635
635
657
684
681
683
678
674
691
702
711
718
727
734
746
758
785
705
735
780
814
826
824
796
803
802
775
679
641
678
4 W/E 12/30/17
4 W/E 01/27/18
4 W/E 02/24/18
4 W/E 03/24/18
4 W/E 04/21/18
4 W/E 05/19/18
4 W/E 06/16/18
4 W/E 07/14/18
4 W/E 08/11/18
4 W/E 09/08/18
4 W/E 10/06/18
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 1/25/20
4 W/E 2/22/20
4 W/E 3/21/20
4 W/E 4/18/20
4 W/E 5/16/20
4 W/E 6/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
4 W/E 10/31/20
4 W/E 11/28/20
4 W/E 12/26/20
4 W/E 1/23/21
4 W/E 02/20/21
4 W/E 3/27/21

Source: Nielsen Mega-Channel Data thru 3/27/21

Actively communicating with consumers via social media to explain the out-of-stocks



Freshpet
43m
Here's the latest update from our Co-Founder, Scott:
Scott Morris
Freshpet Co-founder / Pet Parent to Piper, Harley and Suzu
27
12 Comments 8 Shares
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Posted on:
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Freshpet Item Wanted Available On Last Shopping Trip
79%
77%
81%
88%
87%
94%
80%
86%
Jan. 2020
4/13/20
4/27/20
5/4/20
5/18/20
6/15/20
2/19/21
4/26/21

Source: FP Panel, n=389 FP Users

The vast majority of users are likely to remain with the brand despite out-of-stocks



40% struggle to find Freshpet
2%
9%
15%
29%
44%
60% can find Freshpet
Always available
Usually available
Sometimes available
Rarely available
Never available



3% of users (8% of the 40% who struggle to find Freshpet) are at risk
1%
7%
17%
52%
22%
Extremely likely to buy again
Somewhat likely to buy again
Not at all likely to buy again
Very likely to buy again
Not very likely to buy again

Source: Numerator Custom Survey 2/25/21-3/1/21

freshpet®

Projects to Increase Capacity

Steady increases in capacity throughout the year



Freshpet Annualized Production Capacity
2021
Successfully started up rolls in Kitchens 2.0
24/7 operation on bags in Kitchens 2.0
Line 2 in Kitchens South
Rolls line in Kitchens 2.0 to 24/7
$590
$390
$590
$490
$640
$540
$640
$590
Q1
Q2
Q3
Q4
Equipment Capacity ($ million/year)
Staffed Capacity ($ million/year)

On track to deliver key projects


= new technology
= current technology
Bethlehem Engineering Team
Kitchens 2.0
Ennis Engineering Team
Under construction
Ennis Phase 1
Ennis Phase 2
Kitchens South Engineering Team
Under construction
Line 2
Line 1
Building 2
Line 3
Under construction
2019
2020
2021
2022
2023
2024
2025

Almost $2 billion in net sales production capacity by 2025


Freshpet Capacity
Net Sales Potential
Opens in 2023
Won't commit until 2023
Pulled forward one quarter
$300 $300
$50
$350
$260
$610
$150
$760
$400
$1,160
$300
$1,460
$500
$1,960
Kitchens 1.0
South Line #1
Kitchens 2.0 & Innovation Line
South Lines #2 & #3
Ennis Phase 1
Kitchens South Bldg. 2
Ennis Phase 2
New Capacity
Cumulative Capacity

Capital spending plan supports up to ~$2 billion in capacity



Kitchens 2.0
$115 million
South Line #1
$15 million
South Line #2 & #3
$80 million
Ennis Phase 1
$335 million
Chicken Processing (TX)
$35 million
South Building 2
$100 million**
Ennis Phase 2
$160-$230 million
Low end of range reflects the potential for new technology under development
High end of the range reflects expanding with current line technology
2019
2020
2021
2022
2023
2024
2025
Total Capex*
$71 mm
~$135 mm
~$380 mm
~$300 mm
~$75-95 mm
~$70-$90 mm
~$70-$90 mm

*also includes maintenance capex, fridges and IT

** represents a high-level estimate

Kitchens 2.0: Expanding shifts in Q2


landfill free
powered by wind
carbon emissions offset

Kitchens 3.0 in Ennis, TX: Construction is on track for a Q2 2022 start-up


freshpet

Kitchens 3.0 will include all the technical advances found in Kitchens 2.0 with additional improvements designed to increase throughput, improve quality and safety, and enhance the environmental sustainability of the facility

freshpet®

FEED THE GROWTH

11 MILLION HH BY 2025

freshpet®

Appendix

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN GROSS PROFIT AND ADJUSTED GROSS PROFIT

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
	(Dollars in thousands)	
Gross Profit	$ 36,315	$ 31,790
Depreciation expense	3,800	1,744
Plant start-up expense (a)	1,843	467
Non-cash share-based compensation	710	449
COVID-19 expense (b)	953	217
Adjusted Gross Profit	**$ 43,620**	**$ 34,667**
Adjusted Gross Profit as a % of Net Sales	46.7%	49.5%

(a)Represents additional operating costs incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.

(b)Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigate potential supply chain disruptions during the pandemic, included in cost of goods sold.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN SG&A EXPENSES AND ADJUSTED SG&A EXPENSES

	Three Months Ended March 31,	
	2021	2020
	(Dollars in thousands)	
SG&A expenses	$ 46,033	$ 34,676
Depreciation and amortization expense	3,289	2,709
Non-cash share-based compensation	5,370	1,729
Launch expense (a)	731	957
Loss on disposal of equipment	60	2
Equity offering expenses (b)	125	58
Enterprise Resource Planning (c)	603	273
COVID-19 expense (d)	4	—
Adjusted SG&A Expenses	**$ 35,851**	**$ 28,948**
Adjusted SG&A Expenses as a % of Net Sales	38.4%	41.3%

(a)Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.

(b)Represents fees associated with public offerings of our common stock.

(c)Represents implementation and other costs associated with the implementation of an ERP system.

(d)Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigate potential supply chain disruptions during the pandemic, included in SG&A.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN NET INCOME (LOSS) AND ADJUSTED EBITDA

	Three Months Ended March 31,	
	2021	2020
	(Dollars in thousands)	
Net (loss)	$ (10,888)	$ (3,590)
Depreciation and amortization	7,089	4,453
Interest expense	901	704
Income tax expense	16	22
EBITDA	**$ (2,882)**	**$ 1,589**
Loss on equity method investment	248	—
Loss on disposal of equipment	60	2
Non-cash share-based compensation	6,080	2,178
Launch expense (a)	731	957
Plant start-up expense (b)	1,843	467
Equity offering expenses (c)	125	58
Enterprise Resource Planning (d)	603	273
COVID-19 expense (e)	957	217
Adjusted EBITDA	**$ 7,765**	**$ 5,741**
Adjusted EBITDA as a % of Net Sales	8.3%	8.2%

(a)Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.

(b)Represents additional operating costs incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.

(c)Represents fees associated with public offerings of our common stock.

(d)Represents implementation and other costs associated with the implementation of an ERP system.

(e)Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigate potential supply chain disruptions during the pandemic.